UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 17, 2011

FleetCor Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-35004	72-1074903
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

655 Engineering Drive, Suite 300, Norcross, Georgia		30092-2830
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(770) 449-0479

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On February 17, 2011, FleetCor issued a press release announcing that FleetCor and Logica won a 10-year contract to support Shell’s commercial fleet fuel cards program in Europe and Asia. FleetCor’s Global FleetNet (GFN) card processing platform will be used for the program and replace Shell’s existing system with a new system built around GFN. The project will run across 35 countries in Europe and Asia and is anticipated to lead to better service and faster time to market facilitating innovation and system enhancements. The deal will extend FleetCor’s existing footprint in the European and Asia-Pacific region, with the first pilot due to be completed by April 2012 with the full roll-out completed by end of 2013.

FleetCor’s management believes that this win is an affirmation of its strategy to expand its presence in Europe and other attractive markets around the world. While this contract is not expected to have a material impact on FleetCor’s consolidated results of operations in the near term, management believes it is strategically very important, creating a partnership with Shell, one of the worlds leading card issuers, providing a live and scalable reference point for other outsourcing opportunities in Europe, and demonstrating FleetCor’s ability to expand to other attractive markets with its GFN platform.

A copy of the press release is attached as Exhibit 99.1, which is incorporated by reference in its entirety.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 99.1, press release of FleetCor Technologies, Inc. dated February 16, 2011.

Forward-Looking Statements
This Current Report on Form 8-K and the press release contain forward-looking statements within the meaning of the federal securities laws. Statements that are not historical facts, including statements about FleetCor’s beliefs, expectations and future performance, are forward-looking statements. Forward-looking statements can be identified by the use of words such as “anticipate,” “intend,” “believe,” “estimate,” “plan,” “seek,” “project” or “expect,” “may,” “will,” “would,” “could” or “should,” the negative of these terms or other comparable terminology. Examples of forward-looking statements in this Current Report on Form 8-K and the press release include statements relating to acceptance and implementation of the GFN platform, the anticipated benefits of the system, and the anticipated financial and operational impact of the Shell relationship. These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those contained in any forward-looking statement, such as delays or failures associated with implementation; fuel price and spread volatility; changes in credit risk of customers and associated losses; the actions of regulators relating to payment cards; failure to maintain or renew key business relationships; failure to maintain competitive offerings; failure to maintain or renew sources of financing; failure to successfully integrate acquired businesses; failure to successfully expand business internationally; the impact of foreign exchange rates on operations, revenue and income; the effects of general economic conditions on fueling patterns and the commercial activity of fleets, as well as the other risks and uncertainties identified under the caption “Risk Factors” in FleetCor’s Registration Statement filed on Form S-1 with the Securities and Exchange Commission on November 30, 2010. FleetCor believes these forward-looking statements are reasonable; however, forward-looking statements are not a guarantee of performance, and undue reliance should not be placed on such statements. The forward-looking statements included in this Current Report on Form 8-K and the press release are made only as of the date hereof, and FleetCor does not undertake, and specifically disclaims, any obligation to update any such statements or to publicly announce the results of any revisions to any of such statements to reflect future events or developments.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FleetCor Technologies, Inc.

February 17, 2011	By:	/s/ Sean Bowen

Name: Sean Bowen
Title: General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	FleetCor Press Release February 17, 2011